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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported)      MARCH 9, 1998

                          IRI INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

       333-351157                                     75-2044681
(Commission File Number)                  (I.R.S. Employer Identification No.)

                1000 LOUISIANA, SUITE 5900, HOUSTON, TEXAS 77002
               (Address of Principal Executive Offices) (Zip Code)

                                 (713) 651-8002
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.     OTHER EVENTS.

            This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by IRI International Corporation (the "Company") for the purpose of providing the information set forth in a press release issued by the Company on March 9, 1998, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS.

      (a)   Financial Statement of Businesses Acquired.

            None.

      (b)   Pro Forma Financial Information.

            None.

      (c)   Exhibits.

            The following exhibits are filed herewith:

            99.1 Press Release dated March 9, 1998.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          IRI INTERNATIONAL CORPORATION


                         By: /s/ Munawar H. Hidayatallah
                             ---------------------------------------------
                             Munawar H. Hidayatallah
                             Executive Vice President and
                               Chief Financial Officer


Date: March 13, 1998


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                                  EXHIBIT INDEX

Exhibit
Number                                    Description
------                                    -----------
99.1                          Press Release dated March 9, 1998.